UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

BGC Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35591	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

JP Aubin Appointed Vice Chairman of BGC Group, Inc.

On November 3, 2026, BGC Group, Inc. (“BGC” or the “Company”) announced that JP Aubin will be appointed Vice Chairman of BGC, effective at the close of business on December 31, 2026. In connection with the appointment, except as if and when otherwise designated by the Co-Chief Executive Officers (“Co-CEOs”) of the Company, Mr. Aubin will step down from his current roles at the Company and its subsidiaries, including as Co-CEO, CEO of EMEA and Co-Global Head of Financial Services Brokerage, and as an executive officer of the Company. Following Mr. Aubin’s transition, John J. Abularrage and Sean A. Windeatt will continue to lead BGC as Co-CEOs, overseeing all of the Company’s regions and businesses. As Vice Chairman, Mr. Aubin will report to the Co-CEOs and continue to support BGC’s growth and innovation.

On November 3, 2026, the Company issued a press release relating to Mr. Aubin’s appointment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to Amended and Restated Aubin Employment Agreement

On October 28, 2026, BGC Brokers LP, Succursale de Genève, a subsidiary of the Company, entered into an amendment to the amended and restated employment agreement with Mr. Aubin (the “Aubin Employment Agreement Amendment”). Pursuant to the Aubin Employment Agreement Amendment, effective as of the close of business on December 31, 2026, Mr. Aubin shall be appointed Vice Chairman and will step down from his current roles at the Company and its subsidiaries. Mr. Aubin will report to the Company’s Co-CEOs and shall perform duties as may be determined by the Co-CEOs. The Aubin Employment Agreement Amendment was approved by the Board of Directors of the Company (the “Board”) and the Compensation Committee of the Board.

The foregoing description of the Aubin Employment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Discussion of Forward-Looking Statements about BGC

Statements herein regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment Agreement to the February 18, 2025 Employment Contract, dated October 28, 2026, by and between Jean-Pierre Aubin and BGC Brokers LP, Succursale de Genève

99.1	BGC Group, Inc. press release dated November 3, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Group, Inc.

Date: November 3, 2026	By:	/s/ Sean A. Windeatt
	Name:	Sean A. Windeatt
	Title:	Co-Chief Executive Officer

[Signature Page to Form 8-K, dated November 3, 2026, regarding JP Aubin appointment as Vice Chairman]

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